UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2022

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On October 3, 2022 (the “Closing Date”), an indirect subsidiary of New Fortress Energy Inc. (“NFE” or the “Company”), LNG Power Limited (“LNG”), a private limited company incorporated under the laws of England and Wales, and the shareholders of DC Energia e Participações S.A. (together with LNG, the “Sellers”), a subsidiary of Ebrasil Energia Ltda., a sociedade empresária limitada organized under the laws of Brazil, announced the completion of the sale to Eneva S.A., a sociedade anônima organized under the laws of Brazil (“Eneva”), of 100% of the shares of (a) Centrais Elétricas de Sergipe Participações S.A. (“CELSEPAR”), which, through its wholly owned subsidiary CELSE – Centrais Elétricas de Sergipe S.A. (“CELSE”), owns 100% of the equity interests of the 1,593 MW Sergipe power plant, and (b) Centrais Elétricas Barra dos Coqueiros S.A. (“CEBARRA”, together with CELSEPAR, the “Companies”), which owns 1.7 GW of expansion rights adjacent to the Sergipe power plant (the “Sergipe Purchase and Sale”). The Sergipe Purchase and Sale was consummated pursuant to the Share Purchase Agreement (the “SPA”), dated as of May 31, 2022, by and among the Sellers and Eneva. The Sergipe Purchase and Sale was completed on October 3, 2022, following satisfaction of all conditions precedent set forth in the SPA and payment by Eneva to the Sellers of R$6.7 billion (approximately $1.29 billion USD), consisting of the base purchase price of R$6.1 billion (approximately $1.18 billion USD) in addition to customary adjustments that occurred from December 31, 2021 to the Closing Date, including, but not limited to, (a) certain identified actions by the Companies during the relevant period, including, without limitation, making distributions or payments to or for the benefit of the Sellers and their affiliates and assuming or incurring liabilities for the benefit of Sellers or their affiliates, and (b) certain fees and expenses incurred by the Companies in connection with the Sergipe Purchase and Sale.

Energos Infrastructure (“Energos”), the joint venture platform established between funds managed by Apollo (NYSE: APO) and NFE, will continue to operate the Golar Nanook, a Floating Storage and Regasification Unit that remains chartered to CELSE for more than 20 years.

The foregoing description of the SPA and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the SPA, which was filed as Exhibit 10.38 to the Company’s Form 10-Q filed on August 5, 2022, and the terms of which are incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

On October 3, 2022, NFE issued a press release announcing the closing of the Sergipe Purchase and Sale, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in (and incorporated by reference into) this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition or the stock prices of the Company. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described herein will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company's annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. The Company undertakes no duty to update these forward-looking statements, even though its situation may change in the future.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of May 31, 2022, by and among, inter alios, LNG Power Limited and the shareholders of DC Energia e Participações S.A., collectively as Sellers, and Eneva S.A., as Buyer (incorporated herein by reference to Exhibit 10.38 of NFE’s Current Report on Form 10-Q, filed on August 5, 2022).
99.1	Press Release, dated October 3, 2022, issued by New Fortress Energy Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW FORTRESS ENERGY INC.

October 7, 2022	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer